ORGANIZATION AND PRINCIPAL ACTIVITIES (Schedule of Consolidated Financial Information of the Group's VIEs and Non-VIEs were Included in the Accompanying Consolidated Financial Statements of the Group) (Details)
¥ in Thousands, $ in Thousands
	12 Months Ended
	Dec. 31, 2018 CNY (¥)	Dec. 31, 2018 USD ($)	Dec. 31, 2017 CNY (¥)	Dec. 31, 2016 CNY (¥)	Dec. 31, 2018 USD ($)
VIE arrangements [Line Items]
Total assets	¥ 910,219		¥ 977,420		$ 132,386
Total liabilities	647,448		811,461		$ 94,167
Net revenue	531,508	$ 77,305	443,924	¥ 412,016
Net (loss) income	44,940	$ 6,537	45,925	(37,018)
Consolidated variable interest entity without recourse [Member]
VIE arrangements [Line Items]
Total assets	743,097		706,096
Total liabilities	527,339		553,936
Net revenue	447,834		426,118	409,391
Net (loss) income	¥ 66,185		¥ 41,636	¥ (12,805)